March 16, 2022

Supplement

SUPPLEMENT DATED MARCH 16, 2022 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Morgan Stanley Insight Fund (Class IR), dated March 30, 2021

Effective April 29, 2022, the minimum initial investment amount for Class IR shares of the Fund will be reduced to $5 million.

Please retain this supplement for future reference.

INSIGHTIRCLSUMPROPSPT